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                                                                   EXHIBIT 10.24


                                FINANCIAL PACIFIC
                                INSURANCE COMPANY

                                Agreement No. 118



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                     PROPERTY FACULTATIVE BINDING AGREEMENT
                                     NO. 118

                                     between

                         GENERAL REINSURANCE CORPORATION
                             a Delaware corporation
                         having its principal offices at
                                Financial Centre
                       695 East Main Street P.O. Box 10350
                        Stamford, Connecticut 06904-2350
                     (herein referred to as the "Reinsurer")

                                       and

                       FINANCIAL PACIFIC INSURANCE COMPANY
                        8583 Elder Creek Road, Suite 100
                             Sacramento, California
                      (herein referred to as the "Company")


SECTION I - BINDING AUTHORITY

      The Company shall bind on behalf of the Reinsurer, with respect to each individual risk that has a total insured value of greater than $10,000,000 but no greater than $25,000,000 and is insured under policies issued by the Company, a maximum amount of reinsurance of $8,000,000 in excess of a Company retention of $2,000,000. Such policies shall be classifiable in the NAIC form of annual statement as fire, allied lines, inland marine, commercial multiple peril (property coverages), and automobile physical damage (comprehensive and collision) and shall insure risks wherever located in the United States of America.

      This Agreement shall apply to individual risks where the Company's liability attaches, increases, or renews on and after July 1, 1996. All reinsurance bound under this Agreement shall be governed by the terms and conditions of the Reinsurer's Certificate of Facultative Reinsurance.



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SECTION II - MECHANICS OF BINDING

      Within 90 days after binding the Reinsurer, the Company shall forward to the Reinsurer the Reinsurer's Property Facultative Worksheet for each risk, attaching pertinent underwriting information such as inspection reports, diagrams, and policy forms.

      If the Company fails to notify the Reinsurer within 90 days after binding the Reinsurer, the risk shall be individually submitted and the effective date of reinsurance shall be determined by mutual agreement.

      Promptly upon receipt of such Worksheet and information, the Reinsurer shall review the submission and provide the Company with a premium quotation. If the Company accepts such premium quotation, the Reinsurer shall issue a Facultative Reinsurance Certificate retroactive to the date it was bound, which shall become the reinsurance contract between the parties and which shall be cancelable in accordance with its terms.

      If the Company rejects the premium quotation, it shall advise the Reinsurer within 5 days after the date of such quotation and reinsurance coverage shall be canceled flat. If the Company fails to notify the Reinsurer of its rejection within 5 days after the date of such quotation, the Reinsurer shall issue a Facultative Reinsurance Certificate for the period from the inception date of the binder to the date on which the Company notifies the Reinsurer of its rejection of the quotation. In such instance, the Company shall pay to the Reinsurer a reinsurance premium equal to pro rata of the Reinsurer's premium quotation for the time the Certificate is in force.

SECTION III - DEFINITIONS

        (a) RISK

                The Company shall establish what constitutes one risk, provided:

             (1) A building and its contents, including time element coverages, shall never be considered more than one risk;



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             (2)   When two or more buildings and their contents are situated at the same general location, the Company shall identify on its records at the time of acceptance by the Company those individual buildings and their contents that are considered to constitute each risk; if such identification is not made, each building and its contents shall be considered to be a separate risk.

        (b)  BUILDING

             This term shall mean each structure that is considered by the local fire insurance rating organization to be a separate building for rate making purposes. With reference to structures not rated specifically by the local fire insurance rating organization, the term building shall mean each separately roofed structure enclosed within exterior walls.


SECTION IV - EXCLUSIONS

        The Company may not bind the Reinsurer on:

        (a) Business accepted by the Company as reinsurance from other insurers other than its affiliates,

        (b) Policies written to apply in excess of underlying insurance or policies written with a deductible or franchise of more than $25,000; however, this exclusion shall not apply to policies which provide a percentage deductible or franchise in connection with windstorm;

        (c) Insurance against earthquake, when written as such; however, this exclusion shall not apply to ensuing loss by fire or explosion not otherwise excluded;

        (d)  Insurance on growing crops;

        (e) Insurance against flood, surface water, waves, tidal waves, overflow of any body of water, or their spray, all whether driven by wind or not, except when written in conjunction with fire and otherwise eligible perils;

        (f)  Business classified as fidelity;

        (g) Coverage afforded for loss or damage resulting from failure to account or pay for any goods or merchandise sold on credit, delivered under deferred payment agreements, consigned for sale, or delivered under any trust or floor plan agreements, except under standard accounts receivable policies;



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(h)  Coverage afforded for any loss or damage caused by or resulting from:

     (1) Explosion of steam boilers, steam pipes, steam engines or steam turbines owned by, leased by or operated under the control of the insured; however, this exclusion shall not apply to loss or damage resulting from fire or combustion explosion, nor to loss or damage caused by or resulting from the explosion of gases or fuel within the furnace of any fired vessel or within the flues or passages through which the gases of combustion pass;

     (2) Artificially generated electric current, including electric arcing, that disturbs electrical devices, appliances or wires- however, this exclusion shall not apply to ensuing loss by fire not otherwise excluded;

     (3) Mechanical breakdown, including rupture or bursting caused by centrifugal force; however, this exclusion shall not apply to any resulting loss or damage caused by elevator collision;

(i) Mortgage impairment insurance and similar kinds of insurance, howsoever styled, providing coverage to an insured with respect to its mortgagee interest in property or its owner interest in foreclosed property;

(j) Difference in conditions insurance and similar kinds of insurance, howsoever styled;

(k)  Risks which have a total insured value of more than $25,000,000;

(1)  Mobile homes unless written as part of a commercial multiple peril policy;

(m)  Watercraft;

(n)  Inland marine business with respect to the following:

      (1)   All bridges and tunnels;

      (2) Cargo insurance when written as such with respect to ocean, lake, or inland waterways vessels;

      (3) Faulty film, tape, processing and editing insurance and cast insurance;

      (4)   Stationary drilling rigs;



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      (5)   Furriers' customers policies;

      (6)   Garment contractors policies;

      (7)   Insurance on livestock under so-called "mortality policies";

      (8)   Jewelers' block policies and furriers' block policies;

      (9)   Mining equipment while underground;

      (10)  Motor truck cargo as respects long haul vehicles;

      (11)  Radio and television broadcasting towers;

      (12) Registered mail insurance when the limit of any one addressee on any one day is more than $50,000;

      (13)  Builders risks;

(o)   Vacant or unoccupied properties;

(p) Risks located on the keys and islands listed in Appendix A attached hereto;

(q) Risks located within one mile of tidal waters, including the Intracoastal Waterway, as respects the Gulf of Mexico from Brownsville, Texas to Key West, Florida and the Atlantic Ocean from Key West, Florida to Sandy Hook, New Jersey;

(r) Coverage afforded by ISO Pollutant Clean Up and Removal Additional Aggregate Limit of Insurance Endorsement CP 04 07 (Ed. 4/86) or as subsequently amended or by any similar endorsement affording such coverage;

(s) Coverage afforded for pollutant clean up or removal, including time element coverage associated therewith, under any commercial property policy or any inland marine policy written by the Company which does not contain the provisions of ISO Changes-Pollutants Endorsement CP 01 86 (Ed. 4/86) or as subsequently amended; however, this exclusion does not apply to any risk located in a jurisdiction which has not approved the Insurance Services Office exclusion or where other regulatory constraints prohibit the Company from implementing such exclusion. If the Company elects to implement an exclusion independent of ISO, such exclusion will be deemed a suitable substitute provided the Com-



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      pany has submitted the wording to the Reinsurer and received the
      Reinsurer's prior approval.


Section V - ERRORS AND OMISSIONS

      The Reinsurer shall not be relieved of liability because of an inadvertent error or accidental omission of the Company, of a clerical or administrative nature, in reporting any claim or loss or in reporting any business reinsured under this Agreement, provided that the error or omission is rectified immediately after discovery. The Company shall not be liable for any errors or omissions on the part of the Reinsurer in transferring information from the Worksheet to the Certificate of Facultative Reinsurance.

Section VI - INSPECTION

      The Company shall allow the Reinsurer to inspect, at reasonable times, the records of the Company relevant to the reinsurance bound in accordance with this Agreement, including Company files concerning claims, losses, or legal proceedings which involve or are likely to involve the Reinsurer.

Section VII - TERMINATION

      Either party may withdraw this Agreement by sending to the other by registered mail to the address listed in this Agreement, notice stating the time and date when, not less than 90 days after the date of mailing of such notice, withdrawal shall be effective. If the Reinsurer withdraws this binding authority, it shall issue Certificates of Facultative Reinsurance for any reinsurance bound by the Company prior to the effective date of such withdrawal.

Section VII - CHANGES OR ENDORSEMENTS

      The terms of this Agreement shall not be waived or changed except by endorsement issued hereto executed by a duly authorized representative of the Company and the Reinsurer.



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      Any increase in the Company's liability on risks covered hereunder shall be automatically bound, subject to the Limit of Liability of the Reinsurer as set forth in the section entitled BINDING AUTHORITY and subject to all other terms of this Agreement, for a period of not more than 90 days from the date of such increase.

      The Company shall notify the Reinsurer of all increases by forwarding a copy of the Company's amendatory endorsement or notice of change which shall be acknowledged by the Reinsurer in the form of an endorsement to the Certificate of Facultative Reinsurance with the additional reinsurance premium, if any, entered thereon.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate,

this 6th day of February, 1997,

                                   GENERAL REINSURANCE CORPORATION

                                                [SIG]
                                           Vice President


Attest:   [SIG]

and this 10th day of February, 1997

                                   FINANCIAL PACIFIC INSURANCE COMPANY

                                              [SIG]

Attest:   [SIG]


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                               Agreement No. 118

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                                   APPENDIX A

                         Attached to and made a part of
                                AGREEMENT NO. 118

                            EXCLUDED KEYS AND ISLANDS


ALABAMA:                                           Oyster Keys
                                                   Piney Island
     Aux Herbes Island                             Plantation Key
     Dauphin Island                                St. George Island
                                                   St. Vincent Island
FLORIDA:                                           Sand Keys
                                                   Santa Rosa Island
     Amelia Island                                 Sanibel Island
     Anclote Island                                Siesta Key
     Anna Marie Island                             Snead Island
     Big Pine Key                                  Snipe Keys
     Big Torch Key                                 Stock Island
     Bush Key                                      Sugarloaf Key
     Cabbage Key                                   Ten Thousands Islands
     Captiva Island                                Treasure Island
     Caladesi Island                               Upper Matecumbe Key
     Casey Key                                     Vaca Key
     Cayo Costa Island
     Cedar Key                              GEORGIA:
     Coquina Key
     Crooked Key                                   Cumberland Island
     Cudjoe Key                                    Jekyll Island
     Elliott Key                                   Ossabaw Island
     Estero Island                                 St. Catherines Island
     Gasparilla Island                             St. Simons Island
     Hog Island                                    Sapelo Island
     Honeymoon Island                              Skidaway Island
     Hutchinson Island                             Tybee Island
     J.N. Ding Darling NWR                         Wassaw Island
     Johnston Key
     Jupiter Island                         LOUISIANA:
     Key Biscayne
     Key Largo                                     Breton Island
     Key West                                      Chandeleur Island
     Long Key                                      Curlew Island
     Longboat Key                                  Freemason Island
     Lower Matecumbe Key                           Grand Gosier Island
     Marco Island                                  Grand Isle
     Merritt Island                                Grand Terre Island
     Meed Keys                                     Isle au Pitre
     Mullet Key                                    Marsh Island
     No Name Key                                   North Island
     North Captiva Island                          Shell Keys
     Old Rhodes Key


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MISSISSIPPI:                                 TEXAS:

   Cat Island                                     Brazos Island
   Horn Island                                    Galveston Island
   Petit Bois Island                              High Island
   Ship Island                                    Matagorda Island
                                                  Mustang Island
NORTH CAROLINA:                                   Padre Island
                                                  San Jose Island
   Cedar Island                                   South Padre Island
   Durant Island
   Harkers Island                            VIRGINIA:
   Knotts Island
   Mackay Island                                  Cedar Island
   Ocean Isle Island                              Cobb Island
   Ocracoke Island                                Fishermans Island
   Pea Island                                     Hog Island
   Roanoke Island (Nags Head)                     Metomkin Island
   Portsmounth Island                             Myrite Island
   Smith Island                                   Parramore Island
                                                  Plum Tree Island
SOUTH CAROLINA:                                   Ship Shoal Island
                                                  Tangier Island
   Cape Island                                    Wallops Island
   Capers Island                                  Wreck Island
   Cedar Island
   Daufuskie Island
   Dewees Island
   Edisto Island
   Fripp Island
   Folly Island
   Hilton Head Island
   Hunting Island
   Isle of Palms
   John Island
   Kiawah Island
   Morgan Island
   Morris Island
   Murphy Island
   North Island
   Pritchards Island
   Seabrook Island
   South Island
   The Grand Strand



                                   Page 2 of 2
                                   Appendix A
                               Agreement No. II 8